AUGUST 8, 2019

SUPPLEMENT TO

The Hartford EQUITY INCOME Fund SUMMARY PROSPECTUS

DATED MARCH 1, 2019

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

Effective immediately, under the heading “Management” in the above referenced Summary Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Involved with Fund Since
W. Michael Reckmeyer, III, CFA	Senior Managing Director and Equity Portfolio Manager	2003
Ian R. Link, CFA*	Senior Managing Director and Equity Portfolio Manager	2006
Adam H. Illfelder, CFA	Managing Director and Equity Portfolio Manager	2008
Matthew Hand, CFA	Managing Director and Equity Research Analyst	2004

*	Effective December 31, 2019, Ian R. Link, CFA will no longer serve as a portfolio manager for the Fund.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7483	August 2019